FORM OF
AMENDED AND RESTATED GUARANTY

April [__], 2007

Wells Fargo Bank, National Association, as Agent
121 Park Center Plaza, 3rd Floor
San Jose, California 95113

Re: Smart Modular Technologies, Inc., a California corporation (“US Borrower”), Smart Modular Technologies (Europe) Limited, a company organized under the laws of England and Wales (“UK Borrower”), and Smart Modular Technologies (Puerto Rico) Inc., a corporation organized under the laws of the Cayman Islands (“PR Borrower” and together with US Borrower and UK Borrower, collectively referred to herein as “Borrowers”)

Ladies and Gentlemen:

Wells Fargo Foothill, Inc., as arranger and administrative agent (in such capacity, “Original Agent”) for certain lenders (“Original Lenders”), Original Lenders and Borrowers have previously entered into that certain Amended and Restated Loan and Security Agreement, dated as of March 28, 2005 (as amended, amended and restated, supplemented, and/or otherwise modified from time to time, the “Original Loan Agreement”), by and among Borrowers, Original Agent, Original Lenders, and the other Obligors identified on the signature pages thereto pursuant to which, among other things, Original Lenders have provided certain credit and other financial accommodations to Borrowers. The obligations arising under the Original Loan Agreement were guaranteed by [     ], a [     ] organized under the laws of [     ] (“Guarantor”), pursuant to the terms of that certain Guaranty, dated as of March 28, 2005 (as amended, amended and restated, supplemented, and/or otherwise modified from time to time, the “Original Guaranty”).

Borrowers have requested that the Original Loan Agreement be amended and restated in its entirety, as set forth in that certain Second Amended and Restated Loan and Security Agreement, dated as of April [     ], 2007 (the “Amended and Restated Loan Agreement”), by and among Borrowers, the Guarantor and other obligors named therein, the lenders identified on the signature pages thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”) and Wells Fargo Bank, National Association, as the arranger, administrative agent and security trustee for Lenders (“Agent”), pursuant to which, among other things, (i) the Maximum Revolver Amount available under the Original Loan Agreement will be increased, (ii) certain financial covenants applicable to Borrowers will be amended, and (iii) certain other changes will be made to the terms and provisions of the Original Loan Agreement.

As a condition to entering into the Amended and Restated Loan Agreement and continuing to provide loans, advances, credit and certain other financial accommodations to the US Borrower, UK Borrower and PR Borrower (collectively, the “Applicable Borrowers” and each an “Applicable Borrower”) under the Amended and Restated Loan Agreement, Lenders have required, among other things, that Guarantor reaffirm its guaranty of the Obligations by amending and restating the Original Guaranty and entering into and delivering this Amended and Restated Guaranty (this “Amended and Restated Guaranty”).1

Guarantor, as an affiliate of Borrowers, will substantially benefit, directly or indirectly, from the credit and other financial accommodations extended by Lenders to the Borrowers.

The Amended and Restated Loan Agreement, Amended and Restated Guaranty and other agreements, documents and instruments referred to in the Amended and Restated Loan Agreement are defined as the “Loan Documents”. Initially capitalized terms used herein without definitions shall have the meanings given in the Amended and Restated Loan Agreement.

Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrowers by the Lenders from time to time, Guarantor hereby agrees in favor of Agent, Lenders and the Bank Product Providers (collectively, the “Lender Parties” and each a “Lender Party”) as follows:

1. Guaranty.

(a) Guarantor absolutely, unconditionally and irrevocably guarantees and agrees to be liable for the full payment and performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of the Obligations (as defined in the Amended and Restated Loan Agreement) of each Applicable Borrower (all of which obligations of Guarantor are collectively referred to herein as the “Guaranteed Obligations”); provided, however, that Guarantor shall only be liable under this Amended and Restated Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Amended and Restated Guaranty, as it relates to Guarantor, voidable under applicable laws relating to fraudulent conveyance or fraudulent transfer and not for any greater amount.

(b) This Amended and Restated Guaranty is a guaranty of payment and not of collection. Guarantor agrees that no Lender Party need attempt to collect any Guaranteed Obligations from any Applicable Borrower, Guarantor or any other Obligor or to realize upon any collateral, but may require Guarantor to make immediate payment of all of the Guaranteed Obligations to Agent, for the benefit of Lender Parties, when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Agent may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part and in such order as Agent may elect in accordance with the Amended and Restated Loan Agreement.

(c) Payment by Guarantor shall be made in Dollars to Agent, for the benefit of Lender Parties, at the office of Agent from time to time on demand as Guaranteed Obligations become due. Guarantor shall make all payments to Agent, for the benefit of Lender Parties, on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind as provided in the Amended and Restated Loan Agreement. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which any Applicable Borrower or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Amended and Restated Guaranty is brought against Guarantor, Guarantor agrees, to the extent permitted by applicable law, not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Agent or any other Lender Party to Guarantor. Pursuant to the terms of and subject to the limitations set forth in the Amended and Restated Loan Agreement, if any taxes are levied or imposed by any jurisdiction or any political subdivision or taxing authority with respect to any payments made hereunder, Guarantor agrees to pay the full amount of such taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Amended and Restated Guaranty, will not be less than the amount provided for herein.

2. Waivers and Consents.

(a) Notice of acceptance of this Amended and Restated Guaranty, the making of loans and advances and providing other financial accommodations to Borrowers and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which any Applicable Borrower or Guarantor is entitled are hereby waived by Guarantor. Guarantor also, to the extent permitted by applicable law, waives notice of and hereby consents to (i) any amendment, modification, supplement, waiver, extension, renewal, or restatement of the Amended and Restated Loan Agreement and any of the other Loan Documents, including without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, the interest rate, fees, other charges, or any collateral, and, to the extent permitted by applicable law, the guaranty made herein shall apply to the Amended and Restated Loan Agreement and the other Loan Documents and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guaranties now or at any time held by or available to Lender for the obligations of any Applicable Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an “Obligor” and collectively, the “Obligors”), (iii) the exercise of, or refraining from the exercise of any rights against any Applicable Borrower or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Agent or any Lender of any Applicable Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Agent or Lenders under Section 363 of the United States Bankruptcy Code (it being understood that the waiver set forth in this clause (v) is not intended to either (x) impair or otherwise limit any right of the Applicable Borrower(s) to consent or object to any financing described in this clause (v) or (y) create any liability or other obligation of the Guarantor under any such financing unless the Guarantor expressly consents to the incurrence by it at such time). Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

(b) To the extent permitted by applicable law, no invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Amended and Restated Guaranty, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of any Applicable Borrower in respect of any of the Guaranteed Obligations, or Guarantor in respect of this Amended and Restated Guaranty, affect, impair or be a defense to this Amended and Restated Guaranty. Without limitation of the foregoing, the liability of Guarantor hereunder shall not, to the extent permitted by applicable law, be discharged or impaired in any respect by reason of any failure by Agent or Lenders to perfect or continue perfection of any lien or security interest in any collateral or any delay by Agent or Lenders in perfecting any such lien or security interest. Guarantor shall be liable for interest, fees and expenses, whether arising before or after the commencement of any case with respect to any Applicable Borrower under the United States Bankruptcy Code or any similar statute, that constitute Guaranteed Obligations, even if such Applicable Borrower’s liability for such amounts does not, or ceases to, exist by operation of law. Guarantor acknowledges that neither Agent nor any Lender has made any representations to Guarantor with respect to any Applicable Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantor of this Amended and Restated Guaranty and Guarantor is not in any respect relying upon Agent, any Lender or any statements by Agent or any Lender in connection with this Amended and Restated Guaranty.

(c) Until the Release Date has occurred (as defined below), Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against any Applicable Borrower, any of its collateral for the Guaranteed Obligations or other assets of any Applicable Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Agent or any Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, any Applicable Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

(d) Guarantor hereby irrevocably and unconditionally, to the fullest extent permitted by applicable law, waives and relinquishes any right to revoke this Amended and Restated Guaranty that Guarantor may now have or hereafter acquire.

(e) Without limiting the generality of any other waiver or other provision set forth in this Amended and Restated Guaranty, and to the fullest extent permitted by applicable law, Guarantor hereby irrevocably and unconditionally waives all rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against any Applicable Borrower.

(f) Without limiting the generality of any other waiver or other provision set forth in this Amended and Restated Guaranty, to the fullest extent permitted by applicable law, Guarantor waives all rights and defenses that Guarantor may have because the Guaranteed Obligations are secured by real property. This means, among other things, that, to the fullest extent permitted by applicable law: (i) Lender Parties may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by any Applicable Borrower; and (ii) if Lender Parties foreclose on any real property collateral pledged by any Applicable Borrower: (A) the amount of the Guaranteed Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the Lender Parties may collect from Guarantor even if Lender Parties, by foreclosing on the real property collateral, have destroyed any right Guarantor may have to collect from any Applicable Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Guaranteed Obligations are secured by real property.

(g) Without limiting the generality of any other waiver or other provision set forth in this Amended and Restated Guaranty, Guarantor hereby irrevocably and unconditionally waives and relinquishes, to the maximum extent such waiver or relinquishment is permitted by applicable law, all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other than compulsory counterclaims) in any action or proceeding with respect to this Amended and Restated Guaranty, Guarantor’s obligations hereunder or any matter arising from or related to the foregoing.

3. Subordination. Payment of all amounts now or hereafter owed to Guarantor by any Applicable Borrower or any other Obligor is hereby subordinated in accordance with the terms of the Intercompany Subordination Agreement.

4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Loan Documents, the liability of Guarantor for the entirety of the Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of any Applicable Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default under Section 8.4 or 8.5 of the Amended and Restated Loan Agreement.

5. Account Stated. The books and records of Agent showing the account between Agent and Lenders on the one hand, and each Applicable Borrower on the other, shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Agent rendered to any Applicable Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to such Applicable Borrower, shall be deemed conclusively correct and constitute an account stated between Agent and Lender on the one hand, and such Applicable Borrower on the other, and be binding on Guarantor.

6. Representations and Warranties. Guarantor hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Amended and Restated Guaranty):

(a) Affirmation of Representations and Warranties. The representations and warranties contained in Section 5 of the Amended and Restated Loan Agreement made with regard to Guarantor are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date.

(b) Guarantor’s Knowledge; Agent’s and Lenders’ Obligations. Guarantor has knowledge of each Applicable Borrower’s and each other Obligor’s financial condition and affairs and has adequate means to obtain from each Applicable Borrower and each other Obligor on an ongoing basis information relating thereto. Guarantor has knowledge of each Applicable Borrower’s and Obligors’ ability to pay and perform their obligations under the Loan Documents, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Amended and Restated Guaranty is in effect. Guarantor acknowledges and agrees that the Lenders and the Agent shall have no obligation to investigate the financial condition or affairs of any Applicable Borrower or any Obligor for the benefit of Guarantor nor to advise Guarantor of any fact respecting, or any change in, the financial condition or affairs of any Applicable Borrower or any Obligor that might become known to the Agent or any Lender at any time, whether or not Agent or such Lender knows or believes or has reason to know or believe that any such fact or change is unknown to Guarantor, or might (or does) materially increase the risk of Guarantor as guarantor, or might (or would) affect the willingness of Guarantor to continue as a guarantor of the obligations of any Applicable Borrower under the Loan Documents.

7. Costs and Expenses. Guarantor shall pay to Agent on demand all costs, expenses, filing fees required to be paid by it under the Amended and Restated Loan Agreement.

8. Events of Default and Remedies.

(a) Events of Default. The occurrence or existence of any Event of Default under the Amended and Restated Loan Agreement is referred to herein individually as an “Event of Default”, and collectively as “Events of Default”.

(b) Remedies.

(i) At any time upon the occurrence and during the continuance of an Event of Default, Agent and Lenders shall have all rights and remedies provided in this Amended and Restated Guaranty, the other Loan Documents, and applicable law, all of which rights and remedies may be exercised without notice to or consent by Guarantor or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to Agent or Lenders hereunder, or under any of the other Loan Documents, or applicable law, are cumulative, not exclusive and enforceable in Agent’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by Guarantor of this Amended and Restated Guaranty or any of the other Loan Documents. Agent may, at any time or times, proceed directly against Guarantor or any Obligor to collect the Guaranteed Obligations without prior recourse to any collateral.

(ii) Without limiting the foregoing, at any time upon the occurrence and during the continuance of an Event of Default, Agent may, in its discretion and without limitation, accelerate the payment of all Guaranteed Obligations and demand immediate payment thereof to Agent, for the benefit of Lenders, (provided that, upon the occurrence of any Event of Default described in Sections 8.4 and 8.5 of the Amended and Restated Loan Agreement, all Guaranteed Obligations shall automatically become immediately due and payable).

9. Termination. This Amended and Restated Guaranty is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Amended and Restated Guaranty. Guarantor shall continue to be liable hereunder until the earliest to occur (the “Release Date”) of: (i) the payment in full in cash of the Guaranteed Obligations (other than unmatured contingent Guaranteed Obligations) and the termination of the Commitments; (ii) the sale or other disposition of the Guarantor in a transaction permitted under the Amended and Restated Loan Agreement; and (iii) any other release of the Guarantor permitted under the Amended and Restated Loan Agreement. This Amended and Restated Guaranty may not be terminated and shall continue so long as the Amended and Restated Loan Agreement shall be in effect (whether during its original term or any renewal or extension thereof) or any Guaranteed Obligations (other than unmatured contingent Guaranteed Obligations) shall be outstanding. From and after the Release Date, Agent shall, at the expense of Guarantor, execute and deliver such documents as may be requested by Guarantor to evidence such release.

10. Reinstatement. If any payment of any Guaranteed Obligation is invalidated, declared to be fraudulent or preferential, set aside, rescinded or, if after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Agent or any Lender is required to surrender, return or otherwise restore such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Amended and Restated Guaranty shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender. Guarantor shall be liable to pay to Agent, for the benefit of Lenders, and does indemnify and hold Agent and Lenders harmless for the amount of any payments or proceeds surrendered, returned, rescinded or invalidated. This Section 10 shall remain effective notwithstanding any contrary action which may be taken by Agent or any Lender in reliance upon such payment or proceeds. This Section 10 shall survive the termination of this Amended and Restated Guaranty.

11. Notices. All notices, requests and demands to or upon Guarantor or Agent under this Amended and Restated Guaranty shall be given in the manner prescribed by the Amended and Restated Loan Agreement.

12. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a) THIS AMENDED AND RESTATED GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF GUARANTOR AND AGENT HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDED AND RESTATED GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF GUARANTOR AND AGENT REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDED AND RESTATED GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13. Successors. This Amended and Restated Guaranty shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that, except in connection with transactions permitted under the Amended and Restated Loan Agreement, Guarantor may not assign this Amended and Restated Guaranty or any rights or duties hereunder without the Agent’s prior written consent and any prohibited assignment shall be absolutely void ab initio. Except as permitted under the Amended and Restated Loan Agreement, no consent to assignment by the Agent or any Lender shall release Guarantor from its obligations hereunder. Agent and Lenders may assign this Amended and Restated Guaranty and their respective rights and duties hereunder pursuant to the terms of the Amended and Restated Loan Agreement and, except as expressly required pursuant to and to the extent permitted by the terms thereof, no consent or approval by Guarantor is required in connection with any such assignment. The liquidation, dissolution or termination of Guarantor shall not terminate this Amended and Restated Guaranty as to such entity or as to Guarantor.

14. Amendments and Waivers. No amendment or waiver of any provision of this Amended and Restated Guaranty, and no consent with respect to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by the Agent and Guarantor and made in compliance with the terms of the Amended and Restated Loan Agreement, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure by Agent or any other Lender Party to exercise any right, remedy, or option under this Amended and Restated Guaranty, or delay by Agent or any other Lender Party in exercising the same, will operate as a waiver thereof. No waiver by Agent on any occasion shall affect or diminish Agent’s and each Lender Party’s rights thereafter to require strict performance by Guarantor of any provision of this Amended and Restated Guaranty. Agent’s and each Lender Party’s rights under this Amended and Restated Guaranty will be cumulative and not exclusive of any other right or remedy that Agent or any Lender Party may have.

15. Effectiveness. This Amended and Restated Guaranty shall be binding and deemed effective when executed and delivered by Guarantor and Agent and Closing Date under the Amended and Restated Loan Agreement shall have occurred.

16. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

17. Severability of Provisions. Each provision of this Amended and Restated Guaranty shall be severable from every other provision of this Amended and Restated Guaranty for the purpose of determining the legal enforceability of any specific provision.

18. Counterparts; Telefacsimile Execution. This Amended and Restated Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amended and Restated Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amended and Restated Guaranty. Any party delivering an executed counterpart of this Amended and Restated Guaranty by telefacsimile also shall deliver an original executed counterpart of this Amended and Restated Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amended and Restated Guaranty.

19. Jurisdiction, Service of Process and Venue.

(a) Each party hereto irrevocably and unconditionally submits, to the extent permitted by applicable law, to any suit, action or proceeding with respect to this Amended and Restated Guaranty or any other Loan Document or any judgment entered by any court in respect thereof to the jurisdiction of (i) the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, County of New York, and any appellate court from any thereof, and (ii) to the courts of its own corporate domicile, at the election of the plaintiff, in respect of actions brought against it as a defendant, and irrevocably submits, to the extent permitted by applicable law, to the non-exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment.

(b) Nothing herein shall in any way be deemed to limit the ability of Agent or any Lender to serve any such process or summons in any other manner permitted by applicable law.

(c) To the extent provided by applicable law, in any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that they acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Amended and Restated Loan Agreement and the other Loan Documents.

20. Additional Provisions. Notwithstanding any provision to the contrary contained in this Amended and Restated Guaranty:

(a) notwithstanding that this Amended and Restated Guaranty ceases to be continuing for any reason whatever the Agent and the Lender Group and the Bank Product Providers may continue any accounts of Guarantor or open one or more new accounts and the liability of Guarantor hereunder shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such accounts;

(b) all moneys received, recovered or realized by the Agent and the Lender Group and the Bank Product Providers under or pursuant to this Amended and Restated Guaranty (including proceeds of any conversion of currency) may in their discretion be credited to and held in any suspense or impersonal account pending their application from time to time in or towards the discharge of this Amended and Restated Guaranty;

21 Entire Agreement. This Amended and Restated Guaranty, in conjunction with the other Loan Documents, represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof whether oral or written.

22. Construction. All references to the term “Guarantor” wherever used herein shall mean Guarantor and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Guarantor or any of its assets or Guarantor in its capacity as debtor or Debtor-in-possession under the United States Bankruptcy Code). All references to the term “Agent” wherever used herein shall mean Agent and its successors and assigns; all references to the term “Lenders” wherever used herein shall mean Lenders and their respective successors and assigns; all references to the term “Applicable Borrower” wherever used herein shall mean such Applicable Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for such Applicable Borrower or any of its assets or such Applicable Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term “Person” or “person” wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural. Section, subsection, clause, schedule, and exhibit references herein are to this Amended and Restated Guaranty unless otherwise specified.

IN WITNESS WHEREOF, Guarantor has executed and delivered this Amended and Restated Guaranty as of the day and year first above written.

EXECUTED AS A DEED BY:
[___________________________]
By:
Title:
IN THE PRESENCE OF:
Witness: _____________________________
Name: ______________________________
Chief Executive Office
—
—
—
Attn: _____________________________
Fax: _____________________________
ACCEPTED AND AGREED this __ day of _____, 2007
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent By:
Title:

1 Subject to guaranty parties set forth in the definition of Guarantor in the Amended and Restated Loan Agreement.